UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2010
TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number: 001-32504

Delaware	20-2311383

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

Two Westbrook Corporate Center Suite 1070 Westchester, IL	60154

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On March 2, 2010, TreeHouse Foods, Inc. (the “Company”) completed its offering of $400 million in aggregate principal amount of 7.750% senior notes due 2018 (the “Notes”). The Company issued the Notes pursuant to an Indenture, dated March 2, 2010 (the “Base Indenture”), between the Company, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee, as supplemented by a First Supplemental Indenture, dated March 2, 2010 (the “First Supplemental Indenture”), among the Company, the subsidiary guarantors party thereto (the “Initial Guarantors”) and the Trustee. In addition, on March 2, 2010, following the completion of the Company’s acquisition of all of the issued and outstanding capital stock of Sturm Foods, Inc. (“Sturm” and together with the Initial Guarantors, the “Guarantors”), the Company entered into a Second Supplemental Indenture, dated March 2, 2010 (the “Second Supplemental Indenture” and together with the Base Indenture and the First Supplemental Indenture, the “Indenture”), pursuant to which Sturm became an additional guarantor of the Notes, with the same force and effect as if Sturm were initially named as a guarantor under the Indenture.
     The Indenture provides, among other things, that the Notes will be senior unsecured obligations of the Company. Interest is payable on the Notes on March 1 and September 1 of each year, beginning September 1, 2010. The Notes will mature on March 1, 2018.
     The Company may redeem some or all of the Notes at any time prior to March 1, 2014 at a price equal to 100% of the principal amount of the Notes redeemed plus an applicable “make-whole” premium. On or after March 1, 2014, the Company may redeem some or all of the Notes at redemption prices set forth in the First Supplemental Indenture. In addition, at any time prior to March 1, 2013, the Company may redeem up to 35% of the Notes at a redemption price of 107.775% of the principal amount of the Notes redeemed with the net cash proceeds of certain equity offerings.
     Subject to certain limitations, in the event of a change of control of the Company, the Company will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest.
     The Company’s payment obligations under the Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Guarantors and future domestic subsidiaries, other than certain excluded subsidiaries and unrestricted subsidiaries. The Notes are not guaranteed by any of the Company’s foreign subsidiaries.
     The Indenture contains restrictive covenants that, among other things, limit the ability of the Company and the Guarantors to: (i) pay dividends or make other restricted payments, (ii) make certain investments, (iii) incur additional indebtedness or issue preferred stock, (iv) create liens, (v) allow restrictions on the ability of certain of its subsidiaries to pay dividends or make other payments to the Company or the Guarantors, (vi) merge or consolidate with other entities or sell substantially all of its assets, (vii) enter into transactions with affiliates and (viii) engage in certain sale and leaseback transactions. The foregoing limitations are subject to exceptions as set forth in the First Supplemental Indenture. In addition, if in the future the Notes have an investment grade credit rating by both Moody’s Investors Services, Inc. and Standard & Poor’s Ratings Services, certain of these covenants will, thereafter, no longer apply to the Notes for so long as the Notes are rated investment grade by the two rating agencies.
     The Indenture provides for customary events of default that include, among other things (subject in certain cases to customary grace and cure periods): (i) non-payment of principal or interest; (ii) breach of certain covenants contained in the Indenture or the Notes, (iii) defaults in failure to pay certain other indebtedness or the acceleration of certain other indebtedness prior to maturity, (iv) the failure to pay certain final judgments, (v) the failure of certain guarantees to be enforceable and (vi) certain events of bankruptcy or insolvency. Generally, if an event of default occurs (subject to certain exceptions), the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.
     The Base Indenture, First Supplemental Indenture and Second Supplemental Indenture are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The above description of the material terms of the Indenture does not purport to be complete and is qualified in its entirety by reference to Exhibits 4.1, 4.2 and 4.3.

Item 2.01 Completion of Acquisition of Disposition of Assets.
     On March 2, 2010, the Company announced that it had completed the acquisition of all of the issued and outstanding capital stock of Sturm. The Company’s press release announcing the closing of the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Company completed the acquisition pursuant to a Stock Purchase Agreement, dated as of December 20, 2009, among the Company, Sturm and all of Sturm’s shareholders immediately prior to the closing, including HMSF, L.P., an affiliate of HM Capital Partners LLC, for a purchase price of $660 million, excluding adjustments for working capital and other items.
     The Company financed the acquisition, in part, through the closing of its previously announced offerings of the Notes and shares of its common stock. The Company financed the remainder of the purchase price under its existing senior credit facility.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.
     In connection with the acquisition of Sturm, the Company previously filed Sturm’s (i) audited balance sheets as of March 31, 2009 and 2008, and the related statements of income, stockholders’ deficit and cash flows for the years then ended and (ii) unaudited balance sheets as of March 31, 2009 and December 31, 2009, and the statements of income and cash flows for the nine-month periods ended December 31, 2009 and December 31, 2008, which are included as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
(b)	Pro Forma Financial Information.
     In connection with the acquisition of Sturm, the Company previously filed the unaudited pro forma condensed combined balance sheet as of December 31, 2009 and unaudited pro forma condensed combined income statement for the year ended December 31, 2009, which are included as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.
(d)	Exhibits.

Exhibit
Number	Description
4.1	Indenture, dated March 2, 2010, among the Company, the subsidiary guarantors party thereto and the Trustee.

4.2	First Supplemental Indenture, dated March 2, 2010, among the Company, the subsidiary guarantors party thereto and the Trustee.

4.3	Second Supplemental Indenture, dated March 2, 2010, among the Company, the subsidiary guarantors party thereto and the Trustee.

99.1	Press Release, dated March 2, 2010, announcing the closing of the acquisition of Sturm.

99.2
Sturm Foods, Inc. audited balance sheets as of March 31, 2009 and 2008, and the related statements of income, stockholders’ deficit and cash flows for the years then ended (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2010).

Exhibit
Number	Description
99.3
Sturm Foods, Inc. unaudited balance sheets as of March 31, 2009 and December 31, 2009, and the statements of income and cash flows for the nine-month periods ended December 31, 2009 and December 31, 2008 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2010).

99.4
TreeHouse Foods, Inc. unaudited pro forma condensed combined balance sheet as of December 31, 2009 and unaudited pro forma condensed combined income statement for the year ended December 31, 2009 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2010).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.
Date: March 2, 2010	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Senior Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit
Number	Description
4.1	Indenture, dated March 2, 2010, among the Company, the subsidiary guarantors party thereto and the Trustee.

4.2	First Supplemental Indenture, dated March 2, 2010, among the Company, the subsidiary guarantors party thereto and the Trustee.

4.3	Second Supplemental Indenture, dated March 2, 2010, among the Company, the subsidiary guarantors party thereto and the Trustee.

99.1	Press Release, dated March 2, 2010, announcing the closing of the acquisition of Sturm.

99.2
Sturm Foods, Inc. audited balance sheets as of March 31, 2009 and 2008, and the related statements of income, stockholders’ deficit and cash flows for the years then ended (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2010).

99.3
Sturm Foods, Inc. unaudited balance sheets as of March 31, 2009 and December 31, 2009, and the statements of income and cash flows for the nine-month periods ended December 31, 2009 and December 31, 2008 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2010).

99.4
TreeHouse Foods, Inc. unaudited pro forma condensed combined balance sheet as of December 31, 2009 and unaudited pro forma condensed combined income statement for the year ended December 31, 2009 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2010).